S000008597 [Member] Investment Strategy - William Blair Small Cap Value Fund	Dec. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	PRINCIPAL INVESTMENT STRATEGIES:
Strategy Narrative [Text Block]	Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of small capitalized (“small cap”) companies. For purposes of the Fund, the Adviser considers a company to be a small cap company if it has a market capitalization no larger than the largest capitalized company included in the Russell 2000® Index at the time of the Fund’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in the Fund. To a limited extent, the Fund may also purchase stocks of companies with business characteristics and value prospects similar to small cap companies, but that may have market capitalizations above the market capitalization of the largest member of the Russell 2000® Index. The Fund may invest in equity securities listed on a national securities exchange or traded in the over‑the‑counter markets. The Fund invests primarily in common stocks, but it may also invest in other types of equity securities, including real estate investment trusts (“REITs”) and American Depositary Receipts (“ADRs”).
The Russell 2000® Index is a widely recognized, unmanaged index of common stocks that measures the performance of the 2,000 smallest companies in the Russell 3000® Index. The companies in the Russell 2000® Index are considered representative of small cap companies. The size of companies in the Russell 2000® Index may change with market conditions. In addition, changes to the composition of the Russell 2000® Index can change the market capitalization range of the companies included in the index. As of March 31, 2026, the Russell 2000® Index included securities issued by companies that ranged in size between $4 million and $38.3 billion. The Russell 2000® Value Index, the Fund’s performance benchmark, measures the performance of those Russell 2000 companies with lower price‑to‑book ratios and lower forecasted growth values.
In selecting investments for the Fund, the Adviser typically looks to invest in companies with leading market share positions, shareholder oriented managements, and strong balance sheet and cash flow ratios. Usually, the shares of the companies the Adviser buys are selling at a price to earnings ratio below the average price to earnings ratio of the stocks that comprise the Russell 2000® Index. In addition, the companies selected by the Adviser usually have higher returns on equity and capital than the average company in the Russell 2000® Index. The Adviser screens the Fund’s universe of potential investments to identify potentially undervalued securities based on factors such as financial strength, earnings valuation, and earnings quality. The Adviser further narrows the list of potential investments through traditional fundamental security analysis, which may include interviews with company management and a review of the assessments and opinions of outside analysts and consultants. Securities are sold when the Adviser believes the shares have become relatively overvalued or it finds more attractive alternatives. The Adviser generally will not sell a security merely due to market appreciation outside the Fund’s target capitalization range if it believes the company has valuation upside potential.